                                                                    EXHIBIT 10.7

                 RECORDABLE ASSIGNMENT OF EXHIBIT B TRADEMARKS

     WHEREAS, The Greyhound Corporation, an Arizona corporation, located at Greyhound Tower, Phoenix, Arizona 85077 ("Assignor") has adopted, used and is using the marks identified on Exhibit B attached hereto and made a part hereof; and

     WHEREAS, GLI Holding Company, a Delaware corporation located at 2400 InterFirst Plaza, 901 Main Street, Dallas, Texas 75202 ("Assignee") is desirous of acquiring said marks and registrations thereof.

     NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Assignor does hereby assign unto the Assignee all its rights, title and interest in and to said marks, together with the goodwill of the business symbolized by the marks and the registrations thereof.

                                            THE GREYHOUND CORPORATION

                                            By    /s/  RICHARD C. STEPHAN
                                                R. C. Stephan, Vice President

STATE OF ARIZONA               )
                               )      ss
COUNTY OF MARICOPA             )

     The foregoing instrument was acknowledged before me this 18th day of March, 1987 by R. C. Stephan of The Greyhound Corporation, an Arizona corporation, on behalf of the corporation.

SEAL                                             /s/  STELLA MATIJEVICH
                                                       Notary Public
                                             My Commission Expires Dec. 9, 1988

                                   EXHIBIT B

                     UNITED STATES TRADEMARK REGISTRATIONS

                                                                           REG.        REG.      SERIAL
                         TRADEMARK                             CASE         NO.        DATE       NO.      CLASSIFICATION
- -----------------------------------------------------------  ---------    -------    --------    ------    --------------
AMAZING AMERICA VACATION                                     029160001     914746    06/08/71    330278            39
AMERI-LODGING                                                033950001    1159523    06/30/81    225437            42
AMERICRUISER                                                 028670002     987565    07/02/74    454620            39
AMERICRUISER                                                 028670003    1056555    01/18/77     67599            12
AMERICRUISER 2                                               033880001    1154827    05/19/81    214642         12 39
AMERIPASS                                                    028680001     975681    12/25/73    437771            39
AND LEAVE THE DRIVING TO US                                  029030001     766891    03/17/64    154241            39
AND LEAVE THE DRIVING TO US                                  029030002     888953    04/07/70    311140            12
AND LEAVE THE MOVING TO US                                   028690001     923363    11/02/71    339013            39
AUTOBUSES LATINOS                                            031000001    1056284    01/11/77     65406            39
BUS DESIGN                                                   028700001     987562    07/02/74    447860            39
DISCOVER AMERICA                                             029150001     915813    06/29/71    279067            39
ELECTRONICRUISER                                             029040001     880663    11/11/69    310562            39
ELECTRONICRUISER                                             029040002     887032    03/03/70    274619            12
FAST 500                                                     033920001    1153419    05/05/81    220815            39
GPX                                                          029060001     849607    05/21/68    266327            39
HELPING HAND                                                 031220001    1048297    09/14/76     70056            39
LEAVE THE REST TO US!                                        037860001    1398029    06/17/86    435760            42
LUCKY STREAK                                                 034910001    1303149    10/30/84    452781            39
NEXT BUS OUT                                                 028790001     988608    07/16/74    454545            39
OMNI-PAK                                                     034550001    1280148    05/29/84    361439            39
SCENICRUISER                                                 028820005     876380    09/09/69    311143            12
SCENICRUISER                                                 028820008     676464    03/31/59     52488            39
STRIPE DESIGN(AIRPORT EXPRESS)                               035060001    1359728    09/10/85    521865            39
SUPER 7 AND DESIGN                                           028810002    1161349    07/14/81    202491            39
SUPERCRUISER                                                 028980002     873635    07/22/69    306482            39
SUPERCRUISER                                                 028980003     391502    05/26/70    334481            12
SUPERCRUISER                                                 028980004     910861    04/06/71    335569            28
TAKE THE BUS AND LEAVE EVERY                                 028990001     832024    07/11/67    239261           100
TAKE THE BUS AND LEAVE EVERY                                 033910001    1170583    09/22/81    219728            39
TOURMASTER                                                   030000001     843018    01/23/68    247016            36
USABUS                                                       033940001    1182456    12/15/81    225436            39
WE'VE GOT MORE DRIVE                                         034020001    1167704    09/01/81    250766            39
WHEELS TO WINGS                                              034420001    1209059    09/14/82    337158            39
XPRESSPAK                                                    033660001    1127660    12/11/79    181083            39


                            UNREGISTERED TRADEMARKS

                         TRADEMARK
- -----------------------------------------------------------
BUS DESIGN II
PACKAGEXPRESS (DESIGN)